January 2024 Protein degraded. Disease targeted. Lives transformed.

Forward-looking Statements and Intellectual Property 2 Forward-looking Statements The following presentation contains forward-looking statements. All statements other than statements of historical fact are forward- looking statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “look forward to,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions. These forward- looking statements include, but are not limited to, statements regarding the therapeutic potential of C4 Therapeutics, Inc.’s technology and products. These forward-looking statements are not promises or guarantees and involve substantial risks and uncertainties. Among the factors that could cause actual results to differ materially from those described or projected herein include uncertainties associated generally with research and development, clinical trials and related regulatory reviews and approvals, as well as the fact that the product candidates that we are developing or may develop may not demonstrate success in clinical trials. Prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The forward- looking statements included in this presentation are subject to a variety of risks and uncertainties, including those set forth in our most recent and future filings with the Securities and Exchange Commission. Our actual results could vary significantly from those anticipated in this presentation, and our financial condition and results of operations could be materially adversely affected. C4 Therapeutics, Inc. undertakes no obligation to update or revise the information contained in this presentation, whether as a result of new information, future events or circumstances or otherwise. Intellectual Property C4 Therapeutics, Inc. owns various registered and unregistered trademarks and service marks in the U.S. and internationally, including, without limitation, C4 THERAPEUTICS, our housemark logo, the name of our TORPEDO platform, and the names of our BIDAC and MONODAC degrader products. All trademarks, service marks, or trade names referred to in this presentation that we do not own are the property of their respective owners. Solely for convenience, the trademarks, service marks, and trade names in this presentation are referred to without the symbols ®, SM and , but those references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights to. © 2024 C4 Therapeutics, Inc.

C4T is a Recognized Leader in Delivering on the Promise of Targeted Protein Degradation 3 WORLD-CLASS DEGRADER PLATFORM Robust patent portfolio of novel cereblon binders; Demonstrated ability to design orally bioavailable, catalytically efficient degraders Our Mission To deliver on the promise of targeted protein degradation science to create a new generation of medicines that transform patients’ lives RIGOROUS TARGET SELECTION Focus on targets with a clear degrader rationale BROAD DEGRADER APPROACH MonoDAC and BiDAC degraders, as well as degrader-antibody conjugates © 2024 C4 Therapeutics, Inc. CLINICAL PIPELINE Oncology degraders against targets of high unmet need

We Have Designed and Advanced Degraders into the Clinic across a Range of Target Classes, Resulting in Robust Target Degradation © 2024 C4 Therapeutics, Inc. Degraded Target as Predicted Interrogated Diverse Target Classes Attained IND Clearance Achieved Desirable Drug-like Properties 1. Evaluated three programs in the clinic as of 1/9/2024 Investigational New Drug Application (IND) Discovered degraders and advanced 4 INDs against a transcription factor, a chromatin modifier, and two kinases To date, we have evaluated 3 programs in the clinic1, with each demonstrating robust target degradation in patients 4

Prioritized Pipeline to Deliver Near-Term Value

Program	Target	Indications	Discovery	Preclinical	Early phase development	Late phase development	Rights
CFT7455	**IKZF1/3**	Multiple Myeloma & Non-Hodgkin's Lymphoma					
CFT1946	**BRAF V600X**	V600X Mutant Cancers					
CFT8919[1]	**EGFR L858R**	Non-Small Cell Lung Cancers					BETTA

Program	Indications	Discovery	Preclinical	Early phase development	Late phase development	Rights
Undisclosed Discovery Stage Programs	Various Cancers					
Undisclosed Collaboration Programs	Autoimmune & Cancer	*2 targets*				Roche
	Autoimmune & Neurological	*2 targets*				Biogen
	Cancer	*1 target*				MERCK

1. License and Collaboration Agreement with Betta Pharmaceuticals for the development and commercialization in Greater China

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2023 Accomplishments Position C4T for Future Value Creation

Strong Execution on 2023 Milestones

- ✓ Presented **positive CFT7455 Phase 1** dose escalation data in R/R MM demonstrating **new optimal schedule** and **encouraging IMWG responses in + dex arm**
- ✓ **Dosed first patient in CFT1946** Phase 1/2 trial and **completed enrollment** in **3 escalation cohorts**
- ✓ Presented **new CFT1946 preclinical data** demonstrating **superiority to inhibitors** in *in vivo* models of BRAF V600X driven disease and in escape mutant models
- ✓ Generated **CFT8634 data** to inform **portfolio decision to stop program development**
- ✓ Secured China partnership for **CFT8919** and achieved **FDA clearance of U.S. IND** and **CTA clearance from China's NMPA**
- ✓ Entered into **collaboration with Merck** to discover and develop degrader-antibody conjugates

Capital[1] from ATM, Betta Equity, and Merck Upfront Combined with Cost Savings from Restructuring Extends Cash Runway into 2027

1. Approximately $107M of new capital is comprised of the previously announced $25M equity investment from a subsidiary of Betta Pharmaceuticals, the $10M upfront payment from collaborator Merck for the Degrader-Antibody Conjugate collaboration and approximately $72M in net proceeds generated by leveraging the company's at-the-market (or ATM) facility during the fourth quarter of 2023

International Myeloma Work Group (IMWG); Dexamethasone (dex); Investigational New Drug (IND); Clinical Trial Application (CTA); National Medical Products Administration (NMPA)

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2024 Milestones: Advancing High-potential Programs

Multiple Value Inflection Points over Next 12 Months with Sufficient Runway (into 2027[1]) Beyond These Milestones

CFT7455 IKZF1/3	• **2H 2024:** Present updated data from Phase 1 dose escalation +dex trial in R/R MM • **2H 2024:** Present data from Phase 1 dose escalation monotherapy trial in R/R NHL • **By YE 2024:** Complete Phase 1 dose exploration in R/R MM and R/R NHL
CFT1946 BRAF V600X	• **1H 2024:** Present preclinical data demonstrating differentiated activity in BRAF V600X melanoma, CRC, NSCLC, and brain metastasis models • **2H 2024:** Present data from Phase 1 dose escalation trial in melanoma, CRC, NSCLC, and other BRAF V600X cancers
CFT8919 EGFR L858R	• **2024:** Support trial start-up activities related to Betta's Phase 1 dose escalation trial in China
Discovery	• **2024:** Deliver development candidate to collaboration partner

1. Unaudited Cash, Cash Equivalents and Marketable Securities totaling approximately $330 million as of January 5, 2024 combined with cost savings from restructured operations
Dexamethasone (dex); Colorectal cancer (CRC); Non-small cell lung cancer (NSCLC); Year-end (YE)

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CFT7455 Targeting IKZF1/3 Multiple Myeloma (MM) & Non-Hodgkin’s Lymphoma (NHL)

IKZF1/3 Degradation Drives Three Distinct Areas of Hematopoietic Biology; Degrading IKZF1/3 is a Validated Therapeutic Strategy in MM and NHL Ikaros Family Zinc Finger proteins 1 and 3 (IKZF1/3); Multiple Myeloma (MM); Non-Hodgkin’s Lymphoma (NHL) © 2024 C4 Therapeutics, Inc IKZF1 / IKZF3 Transcription Factors Hematopoietic Stem Cell Neutrophil Drive MM and NHL Cell Growth and Survival Activate Fully Differentiated T-cells Regulate Hematopoietic Stem Cell Differentiation Consequences of IKZF1/3 Degradation: • MM and NHL Cell Death • T-cell Activation • On-target Neutropenia CD8+ Activated CD8+ MM and NHL Cells 9

CFT7455 Phase 1 Dose Escalation Trial's Goal is to Define the Safety Profile and Identify Signs of Anti-Tumor Activity in R/R MM and R/R NHL

Phase 1 Dose Escalation Trial

R/R MM
Monotherapy
Dosing: QD
21 days on/7 days off
N=5
Status: Complete

R/R MM
Monotherapy
Dosing: MWF & QD
14 days on/14 days off
N=22
Status: Complete

R/R MM
Dex Combo
Dosing: MWF & QD
14 days on/14 days off
N = ~20
Status: Ongoing

R/R NHL
Monotherapy
Dosing: MWF & QD
14 days on/14 days off
N = ~20
Status: Ongoing

Endpoints

Primary:
- Safety and tolerability
- Determine the maximum tolerated doses

Secondary:
- Estimate anti-tumor activity
- Assess PK

Exploratory:
- Characterize target engagement
- Assess kinetics, depth, recovery and consistency of target engagement
- Assess immunomodulation

Pharmacokinetic (PK); Monday, Wednesday, Friday dosing (MWF); once daily (QD); Relapsed refractory multiple myeloma (R/R MM); Relapsed refractory non-Hodgkin's lymphoma (R/R NHL); Dexamethasone (Dex)

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Schedule Adjustment Yielding Expected Results for CFT7455 as a Potential MM Therapy

Established Safety Profile and Dosing Schedule

- CFT7455 is well tolerated with no DLTs resulting in treatment discontinuations
- The 14 days on/14 days off schedule is optimal

Demonstrated Monotherapy Activity

- Anti-myeloma activity and immunomodulatory effects observed at well tolerated doses
- Opportunity in combination with novel MM agents for early-line patients and as a maintenance therapy option

Promising Responses with CFT7455 + Dexamethasone

- Multiple patients achieved IMWG responses at low doses with best responses in patients refractory to BCMA therapies
- Opportunity in combination with dexamethasone for multi-refractory patients

CFT7455 is a **potential treatment for multi-refractory MM patients** with the ability **to move into earlier lines** with numerous combination opportunities

Dose Limiting Toxicities (DLTs); Multiple myeloma (MM); B cell maturation antigen (BCMA); International Myeloma Working Group (IMWG)
Source: C4T data on file as 11/28/2023

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CFT7455 Monotherapy Pharmacodynamics Consistent with 14 Days On/14 Days Off Modeling; Schedule is Sufficient for Neutrophil Recovery Daily dosing (QD); Pharmacokinetic (PK); Pharmacodynamic (PD); Monday, Wednesday, Friday dosing (MWF) Source: C4T data on file as of 11/28/23 © 2024 C4 Therapeutics, Inc. 0 7 14 21 28 0.01 0.1 1 10 0 25 50 75 100 Time (days) C F T 7 4 5 5 C o n c e n tr a ti o n (n g /m L ) IK Z F 3 T is s u e D e g ra d a tio n (% ) Simulated IKZF3 Degradation 50 µg Simulated 50 μg Plasma PK Modeled PK/PD of 14 Days On/ 14 Days Off Schedule % e x p re ssio n re la tiv e to b a se lin e Clinical PD of 14 Days On/ 14 Days Off Schedule 0 7 14 21 28 0 50 100 150 200 IKZF1/IKZF3 expression measured by Mass Spec on PBMCs Time (days) % e x p re s s io n r e la ti v e t o b a s e li n e Time on Treatment IKZF1 IKZF3 12

CFT7455 Monotherapy Data Support Opportunity for Combination with Novel MM Agents © 2024 C4 Therapeutics, Inc. 13 Evidence of Anti-Myeloma Monotherapy Activity 20 patients were efficacy evaluable and in total, achieved: • 1 partial response • 2 minimal responses • 9 stable disease All 4 patients at the maximum administered dose had stable disease or better Well Tolerated in Heavily Pre- Treated Patients with 14 Days on/ 14 Days off Schedule Grade 3 or greater drug related effects were, as expected, neutropenia and other hematologic effects No DLTs resulting in discontinuation across the entire monotherapy arm Manageable neutropenia Limited safety concerns outside of hematology, which is consistent with IKZF1/3 degraders Dose limiting toxicity (DLT); Ikaros Family Zinc Finger Proteins 1 and 3 (IKZF1/3) Source: C4T data on file as of 11/28/2023

TEMRA TEM 0 20 40 60 80 100 % positive cells (C1D21 vs C1D1) % p o s it iv e c e ll s C1D1 C1D21 © 2024 C4 Therapeutics, Inc. Clinical Evidence of Immune T-cell Activation with CFT7455 Monotherapy ** **** TEMRA: Terminally differentiated T-cells TEM: Effector memory T-cells Peripheral Blood Mononuclear Cells (PBMCs); Daily dosing (QD); Monday, Wednesday, Friday Dosing Schedule (MWF) Multiple Myeloma (MM) Source: C4T data on file as of 11/28/2023 • 19 patient samples (PBMCs) analyzed by flow cytometry • Aggregate data of 25 µg, 50 µg, and 75 µg MWF and QD Supports potential of CFT7455 as a maintenance therapy option and in combination with novel MM agents to improve efficacy: ✓ CFT7455 induces CD8+ T-cell activation by increasing effector memory T-cell subset ✓ T-cell activation is observed at well tolerated monotherapy clinical doses ✓ The clinical data consistent with the preclinical in vitro data reported for CFT7455 14

CFT7455 Combined with Novel MM Agents Demonstrates Enhanced Immune Cell Lysis in Non-clinical Translational Models Bispecific T-Cell Engager (BiTE) Source: C4T data on file as of 11/28/2023 Cmin and Cmax represent human plasma concentrations for a 50 µg dose of CFT7455 Daratumumab (Anti-CD38) Combo Antibody-Dependent Cell-Mediated Cytotoxicity Assay (ADCC) 0.001 0.01 0.1 1 10 100 0 20 40 60 Teclistamab (25ng/mL) + CFT7455 TDCC CFT7455 (nM) N C I- H 9 2 9 L y s is (% ) Cmin Cmax 0.01 0.1 1 10 100 10 20 30 40 Daratumumab (2ng/mL) + CFT7455 ADCC CFT7455 (nM) N C I- H 9 2 9 L y s is (% ) Cmin Cmax Teclistamab (BCMA BiTE) Combo T-cell Dependent Cellular Cytotoxicity Assay (TDCC) © 2024 C4 Therapeutics, Inc. 15

CFT7455 + Dexamethasone Dose Escalation in R/R MM Continues to Progress

Phase 1: Dose Escalation + Dexamethasone 14 Days On/14 Days Off

KEY INCLUSION CRITERIA

- Adults with R/R MM, at least 3 prior lines that have included lenalidomide, pomalidomide, a proteasome inhibitor, a glucocorticoid, and an anti-CD38 monoclonal antibody
- Nonresponsive to or progressed within 60 days of prior therapy
- Measurable disease
- Adequate bone marrow function (ANC ≥1000, Hgb ≥8.0, platelets ≥75,000)
- Creatinine clearance ≥40 mL/min
- ECOG ≤2

CFT7455: 50 µg; MWF
+dex: 40 mg QW*
N=5

CFT7455: 37.5 µg QD
+dex: 40 mg QW*
N=4

CFT7455: 37.5 µg QD
+dex: 40 mg QW*
N = ≤10
Phase 1 dose expansion currently enrolling

CFT7455: 62.5 µg QD
+dex: 40 mg QW*
N= ~4
Currently enrolling

CFT7455: 62.5 µg QD
+dex: 40 mg QW*
N = ≤10
Phase 1 dose expansion cohort to open

Potential for further dose escalation

Phase 2:
Cohort Expansion
N=~30

Eastern Cooperative Oncology Group (ECOG). Monday, Wednesday, Friday dosing (MWF); Daily Dosing (QD). Relapsed/Refractory multiple myeloma (R/R MM); Absolute neutrophil count (ANC); Hemoglobin (Hgb); Dexamethasone (Dex)

*+Dex is dosed on days 1, 8,15, and 22 and dose is reduced for older patients.

Source: C4T data on file as of 11/28/2023

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CFT7455 + Dexamethasone is Well Tolerated and Best Responses in Patients Refractory to BCMA Therapies

Anti-myeloma Activity:

Dosing Schedule	Dose Level	EMD Status	Prior CAR-T or TCE	# of Prior Lines
14 days on/ 14 days off	CFT7455: 50 µg MWF +dex: 40 mg QW	No	No	6
		No	Yes	4
		No	No	5
		Yes	Yes	12
		No	No	6
	CFT7455: 37.5 µg QD +dex: 40 mg QW	No	Yes	5
		No	Yes	9
		Yes	No	7
		Yes	Yes	7



Cycle 1
Cycle 2
Cycle 3
Cycle 4
Cycle 5
Cycle 6
Cycle 7
Cycle 8
Cycle 9
Cycle 10
Cycle 11
PD
SD
PD
SD
MR
PR
PD
SD
VGPR
sCR
PR
SD
NE
Stringent Complete Response (sCR)
Very good partial response (VGPR)
Partial Response (PR)
Minimal Response (MR)
Stable Disease (SD)
Progressive Disease (PD)
Not Evaluable (NE)
Ongoing
Withdrawal of consent or physician decision

Safety:

- CFT7455 + dexamethasone is well tolerated
- Consistent with the monotherapy safety signal
- No AEs have led to dose reductions, discontinuations or DLTs

Extramedullary Disease (EMD); T-Cell Engager (TCE); Daily Dosing QD); One Weekly (QW); Monday, Wednesday, Friday Dosing (MWF); Dose Limiting Toxicity (DLTs); Dexamethasone (dex); B cell maturation antigen (BCMA); Adverse events (AEs)
Source: C4T data on file as of 11/28/2023

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CFT7455 Profile Supports Multiple Opportunities across MM Landscape


Data
Potential Development Path
Potential Opportunity
CFT7455 + Dexamethasone
CFT7455 + Dexamethasone Registrational Study
Accelerated Approval in Multi-Refractory MM
+ PI Studies
+ Anti-CD38 Studies
Approvals in Early Line MM
CFT7455 Monotherapy
+ BCMA BiTE Studies
+ GPRC5D BiTE Studies
Other Combination or Sequence Studies*
Numerous Approvals in Early Line MM
Post-Transplant Maintenance Study
Maintenance Approval in Post-Transplant MM

* Other combination opportunities may include CAR-T, anti-SLAMF7, XPO1 inhibitors, FcRH5 BiTE, among others.
Bi-specific T-cell Engager (BiTE); Proteasome Inhibitors (PI); Multiple myeloma (MM); B cell maturation antigen (BCMA); G protein–coupled receptor, class C, group 5, member D (GPRC5D)

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CFT1946 Targeting BRAF V600X Melanoma, Colorectal (CRC) & Non-Small Cell Lung Cancer (NSCLC)

CFT1946 has the Potential to Overcome Resistance Mechanisms Seen with Inhibition in BRAF V600X Cancers

Potential Advantages of BRAF V600X Degradation

- Specifically targets BRAF V600X mutation over wildtype BRAF
- Degrader prevents dimer formation and avoids paradoxical activation
- Addresses MAPK pathway resistance mechanisms from inhibitors
- Enables deep elimination of mutant BRAF signaling and creates durable responses through degrader molecule recycling and catalytic effect

Key Properties of CFT1946

- Orally bioavailable
- Potent and selective against BRAF V600X mutant targets while sparing wildtype activity
- Preclinical activity in settings of resistance to BRAF inhibitors
- Preclinical evidence of CNS activity

BRAF V600X CONDITION

Active BRAF V600X causes uncontrolled MAPK signaling, leading to tumorigenesis, tumor growth, and tumor maintenance



BRAF
V600X
MEK
ERK
GENE ON
UNCONTROLLED
CELL PROLIFERATION

Colorectal Cancer (CRC); Central Nervous System (CNS)

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BRAF V600X Degrader Advantages Vary by Indication and May Require Combination

Melanoma & NSCLC Acquired Resistance


RAS
BRAF V600X
wtRAF
MEK
ERK
GENE ON
UNCONTROLLED CELL PROLIFERATION

CFT1946 in combination with trametinib/MEK inhibitor may increase durability in the face of acquired resistance mechanisms

CRC Intrinsic Resistance


Potential for ERK Pathway Rebound from Inhibition
EGFR
RAS
BRAF V600X
wtRAF
MEK
ERK
GENE ON
UNCONTROLLED CELL PROLIFERATION

CFT1946 in combination with cetuximab may overcome resistance through blocking EGFR pathway

Non-small cell lung cancer (NSCLC); Colorectal Cancer (CRC)

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CFT1946 has the Potential to Address Multiple Tumor Types with BRAF V600X Mutations Where BRAF Inhibitors are Insufficient

	BRAF V600X Mutation Rate	2023 U.S. Incidence of BRAF V600X Patients[4]	Approved BRAF Inhibitors	BRAF Inhibitor Regimen mPFS[5]
Melanoma	~35%[1]	~35,000	• Dabrafenib • Encorafenib • Vemurafenib *All used in combination with MEK inhibitors*	**11.4 months** (dabrafenib + trametinib in 1L+)
Colorectal Cancer	5-10%[2]	~11,000	• Encorafenib *Used in combination with cetuximab (anti-EGFR)*	**4.2 months** (encorafenib + cetuximab in 2L+)
Non-Small Cell Lung Cancer	1-2%[3]	~3,000	• Dabrafenib • Encorafenib *Both used in combination with MEK inhibitors*	**15.2 months** (dabrafenib + trametinib in 2L+)

Sources: 1. Owsley 2021 Exp Biol Med. 2. Paik 2011 J Clin Oncol. 3. Bylsma 2020 Cancer Med. 4. NCI SEER, consulting work done by Health Advances. 5. FDA Labels

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0 500 1000 1500 0 7 14 21 T u m o r V o lu m e ( m m 3 ) Treatment time (days) CFT1946 is More Efficacious than SOC in CRC & NSCLC BRAF V600X Xenograft Models and in a Melanoma PDX BRAF Inhibitor Resistance Model CRC CFT1946 as a monotherapy and + cetuximab shows enhanced responses Oral administration (PO); Twice a day dosing (BID); Intraperitoneal injections (IP); Source: C4T data on file as of 12/31/23 MELANOMA CFT1946 + trametinib shows deep tumor regression © 2024 C4 Therapeutics, Inc. CRC Cell-line (HT-29) 0 7 14 21 28 0 500 1000 1500 2000 Treatment time (days) T u m o r V o lu m e ( m m 3 ) Vehicle, PO/BID CFT1946, 10 mg/kg, PO/BID Dabrafenib, 100 mg/kg, PO/QD + Trametinib, 0.1 mg/kg, PO/BID 0 7 14 21 28 0 500 1000 1500 Treatment time (days) T u m o r V o lu m e ( m m 3 ) Vehicle, PO/BID CFT1946, 10 mg/kg, PO/BID CFT1946, 10 mg/kg, PO/BID + Trametinib, 0.1 mg/kg, PO/BID Dabrafenib, 100 mg/kg, PO/QD + Trametinib, 0.1 mg/kg, PO/BID 0 7 14 21 28 0 500 1000 1500 Treatment time (days) T u m o r V o lu m e ( m m 3 ) Vehicle, PO/BID CFT1946, 10 mg/kg, PO/BID CFT1946, 10 mg/kg, PO/BID + Trametinib, 0.1 mg/kg, PO/BID Dabrafenib, 100 mg/kg, PO/QD + Trametinib, 0.1 mg/kg, PO/BID NSCLC CFT1946 as a monotherapy shows enhanced responses to dabrafenib 0 7 14 21 28 0 500 1000 1500 2000 Treatment time (days) T u m o r V o lu m e ( m m 3 ) Vehicle, PO/BID CFT1946, 10 mg/kg, PO/BID Dabrafenib, 100 mg/kg, PO/QD + Trametinib, 0.1 mg/kg, PO/BID 23 PDX Model PDX Model

CFT1946 is Active in Preclinical Metastatic Melanoma CNS Models © 2024 C4 Therapeutics, Inc. 24 CFT1946 Reduces CNS Tumor Burden in Metastatic Melanoma CNS Model 0 30 60 90 120 0 Days of treatment P h o to n s /s e c ( e 1 0 ) Vehicle Encorafenib, 35 mg/kg CFT-1946, 10 mg/kg CFT-1946, 30 mg/kg 0.5 1.0 1.5 0 30 60 90 120 0 Days of treatment P h o to n s /s e c ( e 1 0 ) Vehicle Encorafenib, 35 mg/kg CFT1946, 10 mg/kg CFT1946, 30 mg/kg 0.5 1.0 1.5 8 mice per group tracked individually 0 30 60 90 120 0 25 50 75 100 BRAF Intracranial Model, Survival Days of Treatment P ro b a b il it y o f S u rv iv a l Vehicle CFT1946, 10 mg/kg CFT-1946, 30 mg/kg Encorafenib, 35 mg/kg 0 30 60 90 120 0 Days of treatment P h o to n s /s e c ( e 1 0 ) Vehicle Encorafenib, 35 mg/kg CFT1946, 10 mg/kg CFT1946, 30 mg/kg 0.5 1.0 1.5 CFT1946 Prolongs Survival Compared to Encorafenib (BRAF inhibitor) in CDX Model Cell Derived Xenograft (CDX) Source: C4T data on file as of 12/26/2023

CFT1946 Phase 1/2 Dose Escalation Trial Continues to Progress

KEY INCLUSION CRITERIA[1]

- ≥18 years of age
- Evidence of a BRAF V600X mutation obtained from tumor tissue or liquid biopsy
- Received ≥1 prior line of SoC therapy for unresectable locally advanced or metastatic disease, NSCLC, CRC, Melanoma, ATC or other BRAF V600X mutation-positive tumors
- No patient with CNS involvement (primary tumor or metastatic disease), except if clinically stable
- No patient with known malignancy other than trial indication that is progressing or has required treatment within the past 3 years, except for conditions that have undergone potentially curative therapy

Dose Escalation: Monotherapy Arm for V600X Solid Tumors including CRC, Melanoma and NSCLC (Post BRAF Inhibitor)

- CFT1946: 20 mg BID, N= 5 — No DLTs
- CFT1946: 80 mg BID, N= 5 — No DLTs
- CFT1946: 160 mg BID, N= 4, Fully Enrolled
- Further Dose Escalation

Safety Combination Cohorts:

+ trametinib for melanoma and NSCLC

+ cetuximab for CRC[2]

Twice a day (BID); standard of care (SoC); Non-small cell lung cancer (NSCLC); Colorectal Cancer (CRC);l Anaplastic thyroid cancer (ATC); Central nervous system (CNS)
1. NCT05668585. www.clinicaltrials.gov. Accessed January 9, 2024. 2. CFT1946 +cetuximab cohort for CRC is pending protocol amendment

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Plasma Exposure of CFT1946 Increased Roughly Proportionally with Dose © 2024 C4 Therapeutics, Inc. Pharmacokinetic (PK) Source: C4T data on file as of 11/9/2023 Cycle 1 Day 1 Cycle 1 Day 15 0 4 8 12 10 100 1000 Time (h) P la s m a P K ( n g /m L ) 0 4 8 12 10 100 1000 Time (h) P la s m a P K ( n g /m L ) 26

α-BRAF (BRAF V600E) α-pERK1/2 B a se lin e C 1 D 1 5 At 80 mg, CFT1946 Degrades BRAF V600E in Melanoma Tissue and Demonstrates Rapid Decrease of BRAF V600E VAF in ctDNA 0 10 20 30 0 5 10 15 20 Melanoma Days V A F ( % ) BRAF V600E LOD Patient also demonstrated 7% decrease in tumor volume in correlation with the ctDNA data Patient 1: At 80 mg, CFT1946 Degrades BRAF V600E in Melanoma Tissue and Results in Reduced ERK Signaling © 2024 C4 Therapeutics, Inc. Limit of Detection (LOD); Variant Allele Frequency (VAF); Circulating tumor DNA (ctDNA) Source: C4T data on file as of 11/14/2023 Patient 2: Rapid Decrease of BRAF V600E VAF in 15 days of CFT1946 Treatment At 80 mg 27

CFT8919 Targeting EGFR L858R Non-Small Cell Lung Cancer (NSCLC)

Potential for CFT8919 to Improve Outcomes for NSCLC Patients with EGFR L858R Mutations

Strong Rationale for an EGFR L858R Degrader



EGFR L858R
osimertinib
PFS: 14.4 mos
1st-gen EGFR TKIs
PFS: ~9.5 mos
1L
2L
3L
CFT8919
EGFR L858R+C797S
EGFR L858R+T790M
osimertinib
PFS: ~9.6 mos
EGFR L858R+T790M+C797S

Osimertinib and other inhibitors provide suboptimal responses in L858R mutant NSCLC compared to other mutations of NSCLC

Osi: 14.4 months PFS (L858R) **versus 21.4 months PFS** (Exon 19 deletion)

CFT8919 Key Properties
- Orally bioavailable
- Potent and selective against L858R, regardless of secondary mutations
- Allosteric binding

Market Size
- ~$6B approved EGFR inhibitor market[1]

Progress to Date
- Achieved FDA clearance of U.S. IND
- Betta received CTA clearance from China's NMPA

Non-small cell lung cancer (NSCLC); Tyrosine Kinase Inhibitor (TKI); Osimertinib (Osi); Investigational New Drug (IND); Clinical Trial Application (CTA)
Sources: Soria, J.C. et al. NEJM 378, 113–125 (2018); Sher, T. et al, Mayo Clin. Proc. 83, 355-367 (2008); 1. 2022 market size from EvaluatePharma.

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CFT8919 is a Potent, Oral, Allosteric, Mutant-selective Degrader of EGFR L858R 30 • CFT8919 exploits allosteric binding site, close to L858R activating mutation Allosteric binding avoids resistance mutations, wild-type activity, and is combinable with orthosteric inhibitors CFT8919 © 2024 C4 Therapeutics, Inc. Orthosteric Inhibitor • Allosteric binding site avoids known resistance-causing mutations in orthosteric binding site • Allosteric binders do not require covalent binding through C797S and do not compete with orthosteric binding

2024 Milestones: Advancing High-potential Programs

Multiple Value Inflection Points over Next 12 Months with Sufficient Runway (into 2027[1]) Beyond These Milestones

CFT7455 IKZF1/3	• **2H 2024:** Present updated data from Phase 1 dose escalation +dex trial in R/R MM • **2H 2024:** Present data from Phase 1 dose escalation monotherapy trial in R/R NHL • **By YE 2024:** Complete Phase 1 dose exploration in R/R MM and R/R NHL
CFT1946 BRAF V600X	• **1H 2024:** Present preclinical data demonstrating differentiated activity in BRAF V600X melanoma, CRC, NSCLC, and brain metastasis models • **2H 2024:** Present data from Phase 1 dose escalation trial in melanoma, CRC, NSCLC, and other BRAF V600X cancers
CFT8919 EGFR L858R	• **2024:** Support trial start-up activities related to Betta's Phase 1 dose escalation trial in China
Discovery	• **2024:** Deliver development candidate to collaboration partner

1. Unaudited Cash, Cash Equivalents and Marketable Securities totaling approximately $330 million as of January 5, 2024 combined with cost savings from restructured operations
Dexamethasone (dex); Colorectal cancer (CRC); Non-small cell lung cancer (NSCLC); Year end (YE)

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